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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): August 3, 2001

                                Radio One, Inc.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                 333-30795                          52-1166660
(State or other jurisdiction of incorporation)     (Commission File Number)      (IRS Employer Identification No.)

                         5900 PRINCESS GARDEN PARKWAY
                                  7/TH/ FLOOR
                            LANHAM, MARYLAND 20706
         (Address of Principal Executive Offices, including  Zip Code)

                                (301) 306-1111
             (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events.

     On August 2, 2001, the Company issued (i) the press release attached hereto as Exhibit 99.1 to announce its results for the second quarter of 2001, (ii) the press release attached hereto as Exhibit 99.2 to announce its updated guidance for the third quarter of 2001, and (iii) the press release attached hereto as
Exhibit 99.3 to announce its agreement to operate WAMJ-FM (formerly WAWE-FM), a station under construction which will be introduced to the Atlanta market.

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

     EXHIBIT NUMBER                   DESCRIPTION
     --------------     -----------------------------------------
          99.1        Press release dated August 2, 2001:  Radio One,
                      Inc. Reports Record Results for its Second Quarter
                      of 2001

          99.2        Press release dated August 2, 2001:  Radio One,
                      Inc. Updated Guidance for the Third Quarter of
                      2001

          99.3        Press release dated August 2, 2001:  Radio One,
                      Inc. To Operate Fourth Station in Atlanta

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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on August 3, 2001.

                                         RADIO ONE, INC.


                                         /s/ Scott R. Royster
                                         -------------------------------
                                         By:  Scott R. Royster
                                         Its: Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Accounting Officer)




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